Exhibit (a)(1)(B)

OFFER TO EXCHANGE

Limited Liability Company Units of

TCW DIRECT LENDING LLC

for Shares of Common Stock of

TCW MIDDLE MARKET LENDING OPPORTUNITIES BDC, INC.

LETTER OF TRANSMITTAL AND RELATED INSTRUCTIONS

PURSUANT TO THE OFFER TO EXCHANGE DATED MAY 21, 2018

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JUNE 21, 2018, UNLESS THE EXCHANGE OFFER IS EXTENDED OR TERMINATED

This Letter of Transmittal and related documents should be delivered in either printed or pdf form to the following address:

TCW Direct Lending LLC

c/o TCW Asset Management Company LLC

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

Attention: Vartan Bezhanyan

tcwprivatefunds@tcw.com

Delivery of this Letter of Transmittal and all other documents in the Submission Package (as defined below) to an address other than as set forth above will not constitute a valid delivery to TCW Direct Lending LLC (“Direct Lending” or the “Company”).

The Offer to Exchange, the New Subscription Agreement and this entire Letter of Transmittal, including all attachments and instructions, should be read carefully before this Letter of Transmittal is completed. Any questions concerning the Exchange Offer or the Offering Materials, including this Letter of Transmittal can be directed to TCW Asset Management Company LLC (the “Adviser”) at the contact information listed in the Offer to Exchange.

TIME IS CRITICAL. IF YOU WISH TO EXCHANGE ANY OF YOUR UNITS IN DIRECT LENDING, PLEASE READ, COMPLETE AND RETURN PROMPTLY IN ACCORDANCE WITH THE ENCLOSED INSTRUCTIONS.

IF YOU WANT TO RETAIN ALL OF YOUR UNITS IN DIRECT LENDING, YOU DO NOT NEED TO TAKE ANY ACTION.

Ladies and Gentlemen:

This letter of transmittal and related instructions (“Letter of Transmittal”) is provided in connection with the offer by TCW Direct Lending LLC (“Direct Lending”), together with its wholly owned subsidiary, TCW Middle Market Lending Opportunities BDC, Inc. (the “Extension Fund”), to exchange (the “Exchange Offer”) outstanding common limited liability company units of Direct Lending (“Units”) that are validly tendered and not validly withdrawn prior to the expiration of the Exchange Offer for an equivalent number of shares of common stock (“Common Stock”) of the Extension Fund, on the terms and conditions described in an offer to exchange dated May 21, 2018 (the “Offer to Exchange”), a subscription agreement and investor questionnaire (the “New Subscription Agreement”) and this Letter of Transmittal (which Offer to Exchange, New Subscription Agreement and Letter of Transmittal, and any amendments or supplements to any of the foregoing, and any other documents or materials as Direct Lending or the Extension Fund may use or prepare, approve, authorize for use or file with the SEC in connection with the Exchange Offer, collectively constitute the “Offering Materials”). Capitalized terms not defined in this Letter of Transmittal shall have the meanings ascribed to them in the Offer to Exchange.

The Exchange Offer and related withdrawal rights will expire at 5:00 p.m., New York City time, on June 21, 2018, unless extended or terminated in accordance with applicable law and the terms of the Exchange Offer. The term “expiration date” means the latest time and date at which the Exchange Offer, whether or not extended, will expire. Letters of Transmittal and the other documents in the Submission Package (as defined below) must be RECEIVED by the Adviser no later than 5:00 p.m., New York City time, on the expiration date.

Although Direct Lending has delivered the Offer to Exchange to its unitholders to the extent required by U.S. law, including to unitholders located outside the United States, the Offer to Exchange is not an offer to sell or exchange and it is not a solicitation of an offer to buy or sell any Units or Common Stock in any jurisdiction in which such offer, solicitation, sale or exchange is not permitted. Countries outside the United States generally have their own legal requirements that govern securities offerings made to persons resident in those countries and often impose stringent requirements about the form and content of offers made to the general public. Direct Lending has not taken any action under those non-U.S. regulations to facilitate a public offer to exchange Units or Common Stock but may take steps to facilitate exchanges. Therefore, the ability of any non-U.S. person to tender Units in the Exchange Offer will depend on whether there is an exemption available under the laws of such person’s home country that would permit the person to participate in the Exchange Offer without the need for Direct Lending or the Extension Fund to take any action to facilitate a public offering in that country or otherwise. For example, some countries exempt transactions from the rules governing public offerings if they involve persons who meet certain eligibility requirements relating to their status as sophisticated or professional investors. Non-U.S. unitholders should consult their advisors in considering whether they may participate in the Exchange Offer in accordance with the laws of their home countries and, if they do participate, whether there are any restrictions or limitations on transactions in the Units or that may apply in their home countries. None of Direct Lending, the Extension Fund, the Adviser or any of the dealer managers can provide any assurance about whether such limitations may exist.

Upon the terms and subject to the conditions of the Exchange Offer, by executing this Letter of Transmittal, I hereby irrevocably appoint Direct Lending’s designees as my true and lawful attorneys-in-fact and proxies, each with full power of substitution and re-substitution, to the full extent of my rights with respect to my Units tendered and accepted for exchange by Direct Lending. All such proxies shall be deemed to be coupled with an interest in the tendered Units and therefore shall be irrevocable. Such appointment is effective when, and only to the extent that, my tendered Units are accepted for exchange. Upon the effectiveness of such appointment, all prior powers of attorney and proxies that I have given will be revoked and I may not give any subsequent powers of attorney or proxies (and, if given, they will not be deemed effective). Upon the effectiveness of such appointment, Direct Lending’s designees will, with respect to the Units for which the appointment is effective, be empowered, among other things, to exercise all of my voting and other rights as they, in their sole discretion, deem proper at any annual meeting of Direct Lending’s unitholders (or any adjournment or postponement thereof), by written consent in lieu of any such meeting or otherwise. Direct Lending reserves the right to require that, in order for Units to be deemed validly tendered, immediately upon Direct Lending’s acceptance for exchange of those Units, Direct Lending must be able to exercise full voting, consent and other rights with respect to such Units, including voting at any meeting of Direct Lending’s unitholders or executing a written consent concerning any matter.

In connection with the Exchange Offer and my tender of Units, by executing this Letter of Transmittal, I hereby represent and warrant to Direct Lending and the Extension Fund that:

(i)	I have full power and authority to tender, sell, assign and transfer the Units that I have tendered;

(ii)	when such Units are accepted for exchange pursuant to the Exchange Offer, Direct Lending will acquire good, marketable and unencumbered title to such Units, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims;

(iii)	I will cause such Units to be delivered in accordance with the terms of the Offer to Exchange;

(iv)	pending the completion of the Exchange Offer, I will not sell or otherwise transfer the Units subject to this Letter of Transmittal unless the Exchange Offer is terminated or I validly withdraw such tendered Units prior to the expiration date;

(v)	my participation in the Exchange Offer and tender of such Units complies with the applicable laws of both the jurisdiction where I received the materials relating to the Exchange Offer and the jurisdiction from which the tender is being made;

(vi)	I acknowledge that the offer and sale of Common Stock has not and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and is intended to be exempt from registration under the Securities Act, applicable U.S. state securities laws and the laws of any non-U.S. jurisdictions by virtue of an exemption from registration under the Securities Act provided by Rule 506(b) under Section 4(a)(2) of the Securities Act, exemptions under applicable U.S. state securities laws and exemptions under the laws of any non-U.S. jurisdictions, which will depend upon, among other things, the accuracy of my representations herein and as set forth in the New Subscription Agreement; that Direct Lending and the Extension Fund will rely on my representations in the New Subscription Agreement; that the shares of Common Stock acquired in the Exchange are restricted securities within the meaning of Rule 144 under the Securities Act and may not be sold, offered for sale, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of unless subsequently registered or an exemption from registration is available; and Direct Lending and the Extension Fund will not accept any Letter of Transmittal from or on behalf of, any unitholder if they determine that a valid securities exemption is not available for the Exchange Offer under the Securities Act or the applicable securities laws of any other state or jurisdiction; and

(vii)	FOR NON-U.S. PERSONS: I acknowledge that Direct Lending and the Extension Fund have advised me that they have not taken any action under the laws of any country outside the United States to facilitate a public offer to exchange Units or Common Stock in that country; that there may be restrictions that apply in other countries, including with respect to transactions in Units or Common Stock in my home country; that, if I am located outside the United States, my ability to tender Units in the Exchange Offer will depend on whether there is an exemption available under the laws of my home country that would permit me to participate in the Exchange Offer without the need for Direct Lending or the Extension Fund to take any action to facilitate a public offering in that country or otherwise; that Direct Lending and the Extension Fund will rely on my representation that my participation in the Exchange Offer is made pursuant to and in compliance with the applicable laws in the jurisdiction in which I am resident or from which I am tendering my Units and in a manner that will not require Direct Lending or the Extension Fund to take any action to facilitate a public offering in that country or otherwise; and that Direct Lending and the Extension Fund will rely on my representations concerning the legality of my participation in the Exchange Offer in determining to accept any Units that I am tendering for exchange.

I further hereby acknowledge, represent and warrant, and agree:

(a)	I have received a copy of the Offering Materials. I have read, and I understand and agree to be bound by, all of the terms and conditions of the Exchange Offer;

(b)	I have accurately completed and executed the New Subscription Agreement, including the investor questionnaire, and understand Direct Lending and the Extension Fund will rely upon the completeness and accuracy of these representations and warranties and my responses therein; I will notify the Adviser immediately of any changes in any of such information occurring prior to the acceptance of my Units; and

(c)	with respect to the tax and other legal consequences of participating or not participating in the Exchange Offer, I am relying solely upon the advice of my own tax and legal advisors and not upon the general discussion of such matters set forth in Offering Materials.

Pursuant to the New Subscription Agreement, I have either (x) represented and warranted that I am an “accredited investor” or (y) have notified the Adviser in writing prior to the date hereof that I am not an “accredited investor.”

I understand that acceptance of Units by Direct Lending for exchange will constitute a binding agreement between Direct Lending and me upon the terms and subject to the conditions of the Exchange Offer.

By executing the Letter of Transmittal, I will, upon request, execute and deliver any further documents that any of Direct Lending, the Extension Fund or the Adviser deems to be necessary or desirable to complete the sale, assignment and transfer of the Units I have tendered, and all authority I have conferred or agreed to confer in the Letter of Transmittal and all of my obligations hereunder shall be binding upon my successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives, and shall survive and not be affected by my death or incapacity.

I understand that the Common Stock will be issued in exchange for Units within ten business days following the acceptance of Units in the Exchange Offer, or as soon as practicable thereafter.

A.	UNITHOLDER INFORMATION

Beneficial Owner Information:

Name:

Address:
(street)

(city/state)	(zip)

Tax ID No.:

Telephone No.:

Name:

Address:
(street)

(city/state)	(zip)

Tax ID No.:

Telephone No.:

Units are held through an individual retirement account or other qualified pension account: ☐  Yes  ☐  No

Registered Holder Information (if different than above; print name exactly as it appears on the subscription agreement or as indicated on the ledger maintained by Direct Lending’s transfer agent)*

Name:

Address:

	(street)	(city/state)	(zip)

Tax ID No.:		Telephone No.:

*	For positions registered in the name of a custodian, the signature of the custodian is required. Please ensure the custodian signs this Letter of Transmittal in the “Registered Holder Signature” block.

B.	ELECTION (Select one)

Subject to, and effective upon, acceptance of the Units tendered herewith for exchange, in accordance with the terms and subject to the conditions of the Exchange Offer, I hereby sell, assign and transfer to, or upon the order of, Direct Lending, all right, title and interest in and to all of the Units that are being tendered hereby that are exchanged pursuant to the Exchange Offer in exchange for Common Stock.

1. ☐	Mark this box to make an election with respect to ALL of your Units.
2. ☐	Mark this box to elect to make an election with respect to the following amount of your Units. Please fill in the number of your Units for which you would like to make an election in the box to the right.

C.	TAX IDENTIFICATION NUMBER

Sign and provide your tax ID number on the IRS Form W-9 provided herein (or sign and provide the appropriate IRS Form W-8 if you are a non-U.S. stockholder, a copy of which can be obtained at www.irs.gov). See “Tax Identification Number.” included in the “Instructions to Letter of Transmittal”.

D.	DIVIDEND REINVESTMENT PLAN

As described in the Offer to Exchange, if you do not opt out of the Extension Fund Dividend Reinvestment Plan, the Extension Fund will reinvest on your behalf all cash dividends declared by the board of directors in Common Stock.

☐	Mark this box to OPT OUT of the Extension Fund Dividend Reinvestment Plan with respect to your Common Stock.

E.	BENEFICIAL OWNERS OF LEGAL ENTITY CUSTOMERS CERTIFICATION FORM

If you are considered a “legal entity customer” within the meaning of 31 CFR 1010.230(e) (as set forth below in the instructions), sign and include a completed Beneficial Owners of Legal Entity Customers Certification Form with your Submission Package. See “Beneficial Owners of Legal Entity Customers Certification Form.” included in the “Instructions to Letter of Transmittal”.

F.	SIGNATURE

If Units are registered in the name of a custodian, the custodian of the Units must execute this Letter of Transmittal and provide both its own tax ID number on an IRS Form W-9 and the beneficial owner’s tax ID number on a separate IRS Form W-9, and the beneficial owner of the Units hereby authorizes and directs the custodian of the Units to execute this Letter of Transmittal.

Beneficial Owner Signature:

Print name of Beneficial Owner

Title of Signatory (if acting in a Representative Capacity)

Signature

Date

Print name of Beneficial Owner

Title of Signatory (if acting in a Representative Capacity)

Signature

Date

Registered Holder Signature (if different than above; print name exactly as it appears on the subscription agreement or as indicated on the stock ledger maintained by Direct Lending’s transfer agent):

Print name of Registered Holder	Title of Signatory

Signature

Date

INSTRUCTIONS TO LETTER OF TRANSMITTAL

THESE INSTRUCTIONS FORM PART OF THE TERMS AND CONDITIONS OF THIS LETTER OF TRANSMITTAL

1.    Delivery of Letter of Transmittal and other documents in the Submission Package. In order to make an effective tender of Units, this Letter of Transmittal, properly completed and duly executed, should be sent by mail, courier, personal delivery or e-mail to the Adviser, in each case at either the mailing or e-mail address set forth on the front page of this Letter of Transmittal, along with an executed signature page to the New Subscription Agreement and a properly completed investor questionnaire (the “Submission Package”).

The properly completed and duly executed Submission Package must be received by the Adviser at either the mailing or e-mail address set forth on the front page of this Letter of Transmittal by 5:00 P.M., New York City Time, on June 21, 2018, unless the Exchange Offer is extended. Common Stock will be issued in exchange for the Units tendered and accepted for purchase by Direct Lending pursuant to the Exchange Offer in all cases only after receipt by the Adviser of your properly completed and duly executed Submission Package. Unless accepted by Direct Lending in its sole discretion, tenders not received by the Adviser prior to the expiration of the Exchange Offer will be disregarded and of no effect and you will continue to hold those Units as unitholders of Direct Lending. Do not send your Submission Package to the dealer managers for the Exchange Offer. You are urged to contact the Adviser as soon as possible to ensure timely processing of the documentation.

The method of delivery of the Submission Package is at your option and risk and the delivery will be deemed made only when actually received. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended.

2.    Election of Units. In determining the number of Units you wish to elect for tender in the Exchange Offer, please reference the following table, which outlines the Unit commitment amounts as of March 31, 2018. For additional information, please see “Description of New Subscription Agreement—New Commitments—Subscription Amount.” in the Offer to Exchange.

	Units	Total Capital Commitment to Direct Lending	Net Asset Value of Direct Lending	Available Commitment
Per Unit	1	$100.00(1)	$58.79(2)	$25.33(4)
Aggregate	20,134,698	$2,013,469,800	$1,183,756,868(3)	$510,000,000

(1)	Represents original capital commitment to Direct Lending associated with each Unit of Direct Lending. As of March 31, 2018, represented $79.681 of contributed capital per unit and $20.319 of unfunded capital (i.e., the Undrawn Commitment) per unit.
(2)	As of March 31, 2018, represented $56.300 of unreturned capital per unit, $2.870 of undistributed income per unit and ($0.378) of unrealized gain (loss) per unit. As of that date, income distributed was $6.556 per unit.
(3)	Equals Members’ capital as of March 31, 2018.
(4)	As of May 14, 2018, represented $20.319 of unfunded capital (i.e., the Undrawn Commitment) per unit and $5.010 of recallable capital (i.e., the Recallable Amount) per unit.

For each Unit tendered in the exchange offer, each tendering unitholder will be required to make a new capital commitment to the Extension Fund under the New Subscription Agreement in an amount equal to the Available Commitment per Unit as of the closing date of the exchange offer. A unitholder’s Available Commitment, shown as of May 14, 2018, may change up to the closing date of the exchange offer. You may contact the Adviser to confirm the amount of your Available Commitment.

3.    Signatures on this Letter of Transmittal, Powers of Attorney and Endorsements.

(a)    If this Letter of Transmittal is signed by the registered holder(s) of the Units to be tendered, the signature(s) of the holder on this Letter of Transmittal must correspond exactly with the name(s) on the subscription agreement accepted by Direct Lending in connection with the purchase of the Units, unless such Units have been transferred by the registered holder(s), in which event this Letter of Transmittal must be signed in exactly the same form as the name of the last transferee indicated on the ledger maintained in book-entry form by State Street Bank and Trust Company, Direct Lending’s sub-administrator.

(b)    If any Units tendered with this Letter of Transmittal are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

(c)    If this Letter of Transmittal is signed by a director, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must so indicate when signing, and proper evidence satisfactory to Direct Lending of such person’s authority to so act must be submitted.

4.    Determinations of Validity. All questions as to the form of documents (including notices of withdrawal) and the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of Units will be resolved by Direct Lending in its sole discretion, whose determination shall be final and binding, absent a finding to the contrary by a court of competent jurisdiction. Direct Lending may delegate such power in whole or in part to the Adviser. Direct Lending reserves the absolute right to reject any deliveries of any Units that are not in proper form, or where the acceptance of which would, in the opinion of Direct Lending or its counsel, be unlawful. Direct Lending reserves the absolute right to waive any defect or irregularity of delivery for exchange with regard to any Units.

No alternative, conditional or contingent tenders will be accepted. All tendering unitholders, by executing the Letter of Transmittal, waive any right to receive any notice of the acceptance of their Units for exchange.

NONE OF DIRECT LENDING, THE EXTENSION FUND, THEIR RESPECTIVE DIRECTORS AND OFFICERS, THE ADVISER, THE DEALER MANAGERS OR ANY OTHER PERSON IS OR WILL BE OBLIGATED TO GIVE ANY NOTICE OF ANY DEFECT OR IRREGULARITY IN ANY TENDER, AND NONE OF THEM WILL INCUR ANY LIABILITY FOR FAILURE TO GIVE ANY SUCH NOTICE.

5.    Requests for Assistance or Additional Copies. Requests for assistance or for additional copies of this Letter of Transmittal may be directed to the Adviser using the contact information set forth on the cover page of this Letter of Transmittal and in the Offer to Exchange. Unitholders who do not own Units directly may also obtain such information and copies from their commercial bank, trust company or other nominee. Unitholders who do not own Units directly are required to tender their Units through their commercial bank, trust company or other nominee and should NOT submit this Letter of Transmittal to Direct Lending.

6.    Tax Identification Number. Under U.S. federal income tax laws, payments made to tendering unitholders in connection with the Exchange Offer may be subject to backup withholding, unless such unitholders are either exempt from backup withholding or furnish the Adviser of the Extension Fund with its correct taxpayer identification number (“TIN”) and provide certain certifications, or otherwise establish an exemption.

To avoid backup withholding, a tendering unitholder that is a United States person for U.S. federal income tax purposes should complete an IRS Form W-9 and certify on such form that the TIN provided is correct. In addition, such holder is, among other things, required to certify on IRS Form W-9 that the holder is not subject to backup withholding because (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the IRS that it is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified the holder that the holder is no longer subject to backup withholding. If such holder does not provide its correct TIN and other required information or an adequate basis for exemption, the Adviser will cause to be withheld at the applicable rate from any payments made pursuant to the Exchange Offer. If such holder has not been issued a TIN, such holder should consult the instructions accompany the IRS Form W-9, and the Adviser will cause to be withheld at the applicable rate from any payments to such holder if the Adviser is not provided with a TIN by the time any such payment is made. If the Adviser is provided with an incorrect TIN or the holder makes false statements resulting in no backup withholding, the holder may be subject to penalties imposed by the IRS. An IRS Form W-9 is attached hereto and may also be obtained on the web at www.irs.gov.

If Units are registered in the name of a custodian, the custodian of the Units must also provide its own TIN on an IRS Form W-9 in addition to the beneficial owner’s TIN on an IRS Form W-9 and return both to the Adviser.

To prevent backup withholding, a unitholder that is not a United States person for U.S. federal income tax purposes should (i) submit a properly completed IRS Form W-8 BEN, Form W-8BEN-E or other applicable Form W-8 to the Adviser certifying under penalties of perjury to the holder’s foreign status or (ii) otherwise establish an exemption. IRS Forms W-8 may be obtained on the web at www.irs.gov.

HOLDERS SHOULD CONSULT THEIR TAX ADVISOR(S) AS TO THEIR QUALIFICATION FOR EXEMPTION FROM THE BACKUP WITHHOLDING REQUIREMENTS AND THE PROCEDURE FOR OBTAINING AN EXEMPTION.

7.    Beneficial Owners of Legal Entity Customers Certification Form. Regulations adopted by the Financial Crimes Enforcement Network (“FinCEN”), within the U.S. Department of the Treasury, require financial institutions to identify and verify the identity of key individuals who own or control the “legal entity customers” of such financial institutions. These rules are intended to assist law enforcement in investigating and prosecuting terrorist financing, money laundering, and other financial crimes that may be perpetrated through the use of legal entities.

If you are considered a “legal entity customer” as defined under 31 CFR 1010.230(e), sign and include a completed Beneficial Owners of Legal Entity Customers Certification Form with your Submission Package. A “legal entity customer” includes a corporation, limited liability company, or other entity that is created by a filing of a public document with a Secretary of State or similar office, a general partnership, and any similar business entity formed in the United States or any other country. Legal entity customer does not include sole proprietorships, unincorporated associations, or natural persons opening accounts on their own behalf.

Completing the “Beneficial Owners of Legal Entity Customers Certification Form” will require the name, country and date of birth, social security number and a copy of an unexpired government-issued identification, such as a passport or driver’s license, for (i) each individual who directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, owns 25% or more of the equity interests of the legal entity customer and (ii) one individual with significant responsibility for managing the legal entity customer, such as an executive officer or senior manager or any other individual who regularly performs similar functions.

Certain legal entities may be partially or fully exempt from the requirement to provide beneficial ownership information under FinCEN’s rules. If you believe you are entitled to an exemption from providing this information, please mark the designated box in the Beneficial Owners of Legal Entity Customers Certification Form.

8.    Withdrawal. You may withdraw all or any portion of your previously tendered Units of Direct Lending at any time before 5:00 p.m., New York City time, on the expiration date of the Exchange Offer (currently expected to be June 21, 2018) and, unless Direct Lending has previously accepted them pursuant to the Exchange Offer, such Units may also be withdrawn at any time after the expiration of 40 business days from the commencement of the Exchange Offer (July 17, 2018). All tenders validly delivered are considered irrevocable unless validly withdrawn prior to the expiration of the Exchange Offer. Once Direct Lending accepts Units pursuant to the Exchange Offer, your tender is irrevocable.

For a withdrawal of any Units to be effective, the Adviser must receive from you prior to the expiration date a written Notice of Withdrawal or e-mail of such Notice of Withdrawal, in the form of the Notice of Withdrawal provided by Direct Lending, at the mailing address or e-mail address, respectively, set forth on the back cover of the Offer to Exchange, and your notice must include your name and the number of Units to be withdrawn. Direct Lending has provided to registered holders a form of Notice of Withdrawal, which you may use to withdraw your Units. You may obtain additional forms of Notices of Withdrawal from the Adviser.

Except as otherwise provided above, any tender made under the Exchange Offer is irrevocable.

9.    Waiver of Conditions. Direct Lending and the Extension Fund expressly reserve the absolute right, in their sole discretion, subject to applicable law, to waive any of the specified conditions, in whole or in part, to the Exchange Offer at any time, other than the conditions relating to the absence of an injunction and the ability to rely on the Split-Off Exemptive Order.

*    *    *

IMPORTANT: THIS LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND BEARING ORIGINAL SIGNATURE(S), TOGETHER WITH THE OTHER DOCUMENTS IN THE SUBMISSION PACKAGE, MUST BE RECEIVED BY DIRECT LENDING, IN THE CARE OF THE ADVISER, AT EITHER THE MAILING OR E-MAIL ADDRESS SET FORTH ON THE FRONT PAGE OF THIS LETTER OF TRANSMITTAL PRIOR TO THE EXPIRATION DATE.

Form W-9 (Rev. November 2017) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification ▶ Go to www.irs.gov/FormW9 for instructions and the latest information.	Give Form to the requester. Do not send to the IRS.

Print or type See Specific Instructions on page 2.	1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.
2 Business name/disregarded entity name, if different from above
3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only one of the following seven boxes.

4 Exemptions (codes apply only to
certain entities, not individuals; see
instructions on page 3):

Exempt payee code (if any)

Exemption from FATCA reporting
code (if any)

(Applies to accounts maintained
outside the U.S.)

	☐	Individual/sole proprietor or single-member LLC	☐	C Corporation	☐	S Corporation	☐	Partnership	☐ Trust/estate

☐   Limitedliability company. Enter the tax classification (C=C  corporation, S=S corporation, P=Partnership)  ▶

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is not disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐   Other(see instructions)  ▶

	5 Address (number, street, and apt. or suite no.) See instructions.								Requester’s name and address (optional)
6 City, state, and ZIP code
7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN, later.

Note: If the account is in more than one name, see the instructions for line 1. Also see What Name and Number To Give the Requester for guidelines on whose number to enter.

Social security number
	–	–
or
Employer identification number
–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.	I am a U.S. citizen or other U.S. person (defined below); and

4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/FormW9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

● Form 1099-INT (interest earned or paid)

● Form 1099-DIV (dividends, including those from stocks or mutual funds)

● Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

● Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

● Form 1099-S (proceeds from real estate transactions)

● Form 1099-K (merchant card and third party network transactions)

● Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

● Form 1099-C (canceled debt)

● Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

● An individual who is a U.S. citizen or U.S. resident alien;

Cat. No. 10231X	Form W-9 (Rev. 11-2017)

Form W-9 (Rev. 11-2017)	Page 2

● A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

● An estate (other than a foreign estate); or

● A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

● In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

● In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

● In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code, later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships, earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2.

c. Partnership, LLC that is not a single-member LLC, C corporation, or S corporation. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2.

d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner’s name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

Form W-9 (Rev. 11-2017)	Page 3

IF the entity/person on line 1 is a(n) . . .	THEN check the box for . . .
● Corporation	Corporation
● Individual ● Sole proprietorship, or ● Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or single- member LLC

● LLC treated as a partnership for U.S. federal tax purposes,

● LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or

● LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.

Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)
● Partnership	Partnership
● Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

● Generally, individuals (including sole proprietors) are not exempt from backup withholding.

● Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

● Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

● Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]	However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note: See What Name and Number To Give the Requester, later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.SSA.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/Businesses and clicking on Employer Identification Number (EIN) under Starting a Business. Go to www.irs.gov/Forms to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderForms to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

Form W-9 (Rev. 11-2017)	Page 4

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code, earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account
4.	Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]
5.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
6.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]
7.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:		Give name and EIN of:
8.	Disregarded entity not owned by an individual	The owner
9.	A valid trust, estate, or pension trust	Legal entity[4]
10.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
12.	Partnership or multi-member LLC	The partnership
13.	A broker or registered nominee	The broker or nominee

For this type of account:		Give name and EIN of:
14.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
15.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]	You must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]	List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships, earlier.

*	Note: The grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

● Protect your SSN,

● Ensure your employer is protecting your SSN, and

● Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at spam@uce.gov or report them at www.ftc.gov/complaint. You can contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see www.IdentityTheft.gov and Pub. 5027.

Visit www.irs.gov/IdentityTheft to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

TO BE COMPLETED BY THE BENEFICIAL OWNERS OF CERTAIN LEGAL ENTITY UNITHOLDERS ONLY

BENEFICIAL OWNERS OF LEGAL ENTITY CUSTOMERS CERTIFICATION FORM

Purpose and Instructions

To help the government fight financial crime, Federal regulation requires certain financial institution to obtain, verify, and record information about the beneficial owners of legal entity customers. Legal entities can be abused to disguise involvement in terrorist financing, money laundering, tax evasion, corruption, fraud, and other financial crimes. Requiring the disclosure of key individuals who own or control a legal entity (i.e., the beneficial owners) helps law enforcement investigate and prosecute these crimes. The attached certification form must be completed by a natural person opening a new account (effective May 11, 2018) with TCW on behalf of a legal entity customer.

A legal entity is defined as a Corporation, Limited Liability Company, or other entity that is created by a filing of a public document with a Secretary of State or similar office, a general partnership, and any similar business entity formed in the United States or a foreign country. Statutory Trusts fall under the definition of legal entity, but other Trusts are excluded. Instead, the trustee of an excluded trust is the legal entity customer and must provide the information described below. Legal entities that are Non-Profits or Charities are partially excluded, and only subject to naming one control individual. Certain pooled investment vehicles operated or advised by a Financial Institution are partially or fully excluded depending on the type of Financial Institution.

Legal entity does not include sole proprietorships, unincorporated associations, or natural persons opening accounts on their own behalf.

The attached Beneficial Ownership Certification Form requires you to provide the name, address, date of birth and Social Security number (or passport number or other similar information, in the case of foreign persons), and attach copies of identification or passport, for the following individuals;

i.	[OWNERSHIP – UP TO 4 INDIVIDUALS] Each individual, if any, who owns, directly or indirectly, 25 percent or more of the equity interests of the legal entity customer (e.g., each natural person that owns 25 percent or more of the shares of a corporation);

AND

ii.	[CONTROL – 1 INDIVIDUAL] An individual with significant responsibility for managing the legal entity customer (e.g., a Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Managing Member, General Partner, President, Vice President, or Treasurer).

The number of individuals that satisfy this definition of “beneficial owner” may vary. Under section (i), depending on the factual circumstances, up to four individuals (but as few as zero) may need to be identified. Regardless of the number of individuals identified under section (i), you must provide the identifying information of one individual under section (ii). It is possible that in some circumstances the same individual might be identified under both sections. Thus, a completed form will contain the identifying information of at least one individual (under section (ii)), and up to five individuals.

THE TCW GROUP, INC. | 865 S. FIGUEROA STREET | LOS ANGELES, CALIFORNIA 90017 | 213 244 0000

EXCLUSIONS (IF APPLICABLE)

If you believe the legal entity listed in paragraph (a) of the Certification Form below falls under an express exclusion from the “legal entity customer” definition under 31 C.F.R. §1010.230(e)(2), please check the box below and identify the applicable exclusion:

☐	An exclusion applies to the legal entity identified in paragraph (a) of the Certification Form below.

Applicable exclusion:

If the box above is checked, please skip paragraphs (b) and (c) of the Certification Form below.

THE TCW GROUP, INC. | 865 S. FIGUEROA STREET | LOS ANGELES, CALIFORNIA 90017 | 213 244 0000

CERTIFICATION OF BENEFICIAL OWNER(S) FORM	TCW Account #

Persons opening an account with TCW on behalf of a Legal Entity must provide the following information:

a.	Name and Title of Natural Person (the “Individual” opening the account on behalf of the legal entity customer) and Name and Address of Legal Entity:

Name	Title:

Legal Entity Name:

Street Address	City	State	Zip

b.	Beneficial Owners: The following information for each individual*, if any, who directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, owns 25% or more of the equity interests of the Legal Entity listed above.

	Name First, Middle and Last (no initials)	Date and Country of Birth	Street Address City, State, Country, Zip code (Residential or Business Address – no PO Box)	U.S. Persons: Social Security # –attach a copy of Driver License or Passport*	Foreign Persons: Passport # (or other acceptable ID #) – attach a copy of the above ID*	25% or >
1					PP#	%
		DOB:		SS#	Other
ID#
Country
		Country:			Issue date
Exp. date

2					PP#	%
		DOB:		SS#	Other
ID#
Country
		Country:			Issue date
Exp. date

3					PP#	%
		DOB:		SS#	Other
ID#
Country
		Country:			Issue date
Exp. date

4					PP#	%
		DOB:		SS#	Other
ID#
Country
		Country:			Issue date
Exp. date

THE TCW GROUP, INC. | 865 S. FIGUEROA STREET | LOS ANGELES, CALIFORNIA 90017 | 213 244 0000

* If no individual meets this definition, please enter “Not Applicable” above and explain below (i.e. individual ownership less than 25% or Charity/Non-Profit partial exclusion):

c.	Control Individual: The following information for one individual with significant responsibility for managing the Legal Entity listed above, such as: An executive officer or senior manager (e.g. Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Managing Member, General Partner, President, Vice President, Treasurer); or, any other individual who regularly performs similar functions. (If appropriate, an individual listed under section (b) above may also be listed in this section (c)).

	Name and Title First, Middle and Last (no initials)	Date and Country of Birth	Street Address City, State, Country, Zip code (Residential or Business Address – no PO Box)	U.S. Persons: Social Security # – attach a copy of Driver License or Passport*	Foreign Persons: Passport # (or other acceptable ID #) –attach a copy of the above ID*
1	Name:				PP#
		DOB:		SS#	Other
ID#
Country
	Title:	Country:			Issue date
Exp. date

I, (name of natural person opening account on behalf of the Legal Entity Customer), hereby certify, to the best of my knowledge, that the information provided above is complete and correct.

Name:	Signature:	Date:

*Verification Document – please attach a copy to the Beneficial Ownership Certification From for each individual listed as a Beneficial Owner and the Control Individual: For an individual, an unexpired government-issued identification evidencing nationality or residence and bearing a photograph or similar safeguard, such as a driver’s license or passport. In lieu of a passport number, foreign persons may also provide an alien identification card number, or number and country of issuance of any other government-issued document evidencing nationality or residence and bearing a photograph.

THE TCW GROUP, INC. | 865 S. FIGUEROA STREET | LOS ANGELES, CALIFORNIA 90017 | 213 244 0000

TCW USE ONLY:

RECORD OF IDENTIFICATION OF BENEFICIAL OWNERS AND CONTROL PERSON

Name:	% OWNERSHIP

•	Is this individual a Non-U.S. Person? Yes No

[If Yes – contact TCW lawyer to review Form and to determine if Foreign Enhanced Due Diligence Questionnaire should be completed          yes          no]

                         (product lawyer initials/approval)

•	Is this individual a Senior Foreign Political Figure or a person related to, or associated with, a Senior Foreign Political Figure? Yes No

[If Yes, TCW General Counsel to review    Form]

                         (GC initials/approval)

•	Is this individual’s beneficial ownership interest in a legal entity domiciled in, owned, controlled by or acting on behalf of the government of Burma (Myanmar), Crimea, Cuba, Iran, Iraq, Libya, North Korea, Sudan or Syria? Yes No

[If Yes – please contact TCW Compliance immediately]

•	Is there any information that would cause one to reasonably suspect that this individual has engaged in or is engaging in terrorism, money laundering, terrorist financing or other illegal activities? Yes No

[If Yes – please contact TCW Compliance immediately]

Marketing Representative

I hereby certify the information above is true and correct and contains all pertinent information of which I am aware.

Name	Signature	Date

Approved Countersigner (must not be the same person as the Marketing Representative)

I hereby certify that all questions have been answered and adequate verification procedures have been completed and documented.

Name	Signature	Date

THE TCW GROUP, INC. | 865 S. FIGUEROA STREET | LOS ANGELES, CALIFORNIA 90017 | 213 244 0000